Sale of Equipment Installment Receivables	12 Months Ended
Dec. 31, 2016
Changes In Other Assets [Abstract]
Finance Receivables Disclosure[Text Block]

NOTE 15. SALES OF EQUIPMENT INSTALLMENT RECEIVABLES

We offer our customers the option to purchase certain wireless devices in installments over a period of up to 30 months and, in many cases, they have the right to trade in the original equipment for a new device within a set period and have the remaining unpaid balance satisfied. As of December 31, 2016 and December 31, 2015, gross equipment installment receivables of $5,665 and $5,719 were included on our consolidated balance sheets, of which $3,425 and $3,239 are notes receivable that are included in “Accounts receivable - net.”

In 2014, we entered into an uncommitted agreement pertaining to the sale of equipment installment receivables and related security with Citibank and various other relationship banks as purchasers (collectively, the Purchasers). Under this agreement, we transferred certain receivables to the Purchasers for cash and additional consideration upon settlement of the receivables, referred to as the deferred purchase price. Under the terms of the agreement, we continue to bill and collect the payments from our customers on behalf of the Purchasers. Since inception, cash proceeds received, net of remittances (excluding amounts returned as deferred purchase price), were $3,436.

The following table sets forth a summary of equipment installment receivables sold:

	2016	2015	2014
Gross receivables sold	$7,629	$7,436	$4,707
Net receivables sold[1]	6,913	6,704	4,126
Cash proceeds received	4,574	4,439	2,528
Deferred purchase price recorded	2,368	2,266	1,629
[1]	Receivables net of allowance, imputed interest and trade-in right guarantees.

The deferred purchase price is initially recorded at estimated fair value, which is based on remaining installment payments expected to be collected, adjusted by the expected timing and value of device trade-ins, and subsequently carried at the lower of cost or net realizable value. The estimated value of the device trade-ins considers prices offered to us by independent third parties that contemplate changes in value after the launch of a device model. The fair value measurements used are considered Level 3 under the Fair Value Measurement and Disclosure framework (see Note 10).

The following table shows the equipment installment receivables, previously sold to the Purchasers, that we repurchased in exchange for the associated deferred purchase price:

	2016	2015	2014
Fair value of repurchased receivables	$1,675	$685	$-
Carrying value of deferred purchase price	1,638	534	-
Gain on repurchases[1]	$37	$151	$-
[1]	These gains are included in “Selling, general and administrative” in the consolidated statements of income.

At December 31, 2016 and December 31, 2015, our deferred purchase price receivable was $3,090 and $2,961, respectively, of which $1,606 and $1,772 are included in “Other current assets” on our consolidated balance sheets, with the remainder in “Other Assets.” Our maximum exposure to loss as a result of selling these equipment installment receivables is limited to the amount of our deferred purchase price at any point in time.

The sales of equipment installment receivables did not have a material impact on our consolidated statements of income or to “Total Assets” reported on our consolidated balance sheets. We reflect the cash flows related to the arrangement as operating activities in our consolidated statements of cash flows because the cash received from the Purchasers upon both the sale of the receivables and the collection of the deferred purchase price is not subject to significant interest rate risk.